Earnings Conference Call Fourth Quarter 2016 January 26, 2017 – 9:00am CT

2 Forward looking statements and non-GAAP measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2015, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. This document contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or Dover’s earnings release and investor supplement for the fourth quarter, which are available on our website. 2

3 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Earnings per share Adj. EPS* Q4 2016 Performance Earnings Per Share (continuing operations) Q4 Q4/Q4 * Excludes discrete tax benefits of $0.05 in Q3 2015, $0.06 in Q4 2015, $0.05 in Q1 2016, $0.05 in Q4 2016, a $0.01 discrete tax expense in Q2 2016, a $0.07 gain on a disposition in Q1 2016, a $0.36 gain on a disposition in Q4 2016, and a $0.09 voluntary product recall charge in Q4 2016 (d) See Press Release for free cash flow reconciliation 3 Quarterly Comments 2015 2016  Revenue growth driven from acquisitions and solid Printing & Identification, Bearings & Compression, and Hygienic & Pharma markets, partially offset by declines in oil & gas markets, and dispositions  U.S. organic activity was flat, ex. Energy. European and China organic activity both improved  Adjusted Segment margin impacted by lower organic volume, production inefficiencies, and acquisition-related costs  Bookings growth largely driven by acquisitions, partially offset by impact of soft longer cycle oil & gas markets and dispositions  Book-to-bill of 0.98 Note: EPS and Adj. EPS include restructuring costs of $0.10 in Q1 2015, $0.01 in Q2 2015, $0.05 in Q3 2015, $0.08 in Q4 2015, $0.07 in Q1 2016, $0.04 in Q2 2016, $0.04 in Q3 2016, and $0.04 in Q4 2016 Revenue $1.8B 5% $6.8B -2% EPS (cont.) $1.03 18% $3.25 -13% Adj. EPS (cont.) $0.71 -12% $2.82 -22% Bookings $1.7B 7% $6.8B flat Seg. Margin 15.8% 250 bps 13.7% -120 bps Adj. Seg. Margin (a) 12.8% -150 bps 13.2% -240 bps Organic Rev. (b) -2% -5% Net Acq. Growth (c) 8% 4% Cash flow from Ops $289M -9% $862M -9% FCF (d) $240M -12% $697M -12% (a) Adjusted for $9M of restructuring in Q4 2016, $16M in Q4 2015, $40M for FY 2016, and $55M for FY 2015; also adjusted for voluntary product recall charges of $23M in Q4 2016, gain on disposition of $12M in Q1 2016 and $85M in Q4 2016. FY FY/FY (b) Change in revenue from businesses owned over 12 months, excluding FX impact (c) Change in revenue from acquisitions, less revenue from dispositions *

4 Revenue Q4 2016 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Dover Organic -8% 1% flat -1% -2% Acquisitions - 8% 37% - 11% Dispositions - -3% - -9% -3% Currency -1% -1% -1% - -1% Total -9% 5% 36% -10% 5% FY 2016 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Dover Organic -24% 2% -5% flat -5% Acquisitions - 4% 28% - 7% Dispositions - -4% - -6% -3% Currency -1% -1% -1% - -1% Total -25% 1% 22% -6% -2%

5 Energy  Revenue decrease driven by year-over-year declines in oil & gas market fundamentals – Q4 2016 revenue up 7% sequentially – Bearings & Compression growth driven by positive customer mix  Margin of 10.5% exceeds expectation, reflecting very strong incrementals  YoY bookings decline narrows on upstream recovery – Bookings up 11% sequentially  Book-to-bill at 1.02 5 $ in millions * Q4 2016 earnings adjusted for $1M restructuring, Q4 2015 adjusted for $4M in restructuring costs Q4 2016 Q4 2015 % Change % Organic Revenue $293 $323 -9% -8% Earnings $ 31 $ 31 -1% Margin 10.5% 9.7% 80 bps Adj. Earnings* $ 32 $ 35 -9% Adj. Margin* 11.0% 11.0% flat Bookings $300 $316 -5% -4% Revenue by End-Market % of Q4 Revenue Q4/Q4 Growth Organic Growth Drilling & Production 65% -13% -13% Bearings & Compression 25% 8% 13% Automation 10% -19% -19%

6 Engineered Systems  Organic revenue growth of 1% – 5% organic growth in Printing & Identification driven by strong marking & coding and digital textile markets – Industrial’s organic decline driven by reduced activity in Environmental Solutions  Margin of 15.5% primarily reflects benefits of productivity  Bookings growth reflects strong order activity in Printing & Identification and acquisition growth, partially offset by dispositions and soft Environmental Solutions activity  Book-to-bill of 1.03 6 Q4 2016 Q4 2015 % Change % Organic Revenue(a) $626 $597 5% 1% Earnings $ 97 $ 89 8% Margin 15.5% 14.9% 60 bps Adj. Earnings* $ 97 $ 94 3% Adj. Margin* 15.5% 15.7% -20 bps Bookings(b) $643 $608 6% 2% Revenue by End-Market % of Q4 Revenue Q4/Q4 Growth Organic Growth Printing & Identification 42% 4% 5% Industrial 58% 5% -1% $ in millions (a) Revenue increased 5% overall, reflecting organic growth of 1% and acquisition growth of 8%, offset by a 3% impact from dispositions and a 1% unfavorable impact from FX (b) Bookings growth of 6% reflects organic growth of 2% and acquisition growth of 8%, partially offset by a 3% impact from dispositions and a 1% unfavorable impact from FX * Q4 2015 earnings adjusted for $5M in restructuring costs

7 Fluids  Revenue growth driven by acquisitions – Organic revenue essentially flat  Strong Hygienic & Pharma markets  Improved activity in Petrochemical & Polymer markets  Weak longer cycle oil & gas markets, especially transport  Margin impacted by product recall charge and acquisitions  Bookings growth driven by acquisitions  Book-to-bill at 0.95 7 $ in millions Revenue by End-Market % of Q4 Revenue Q4/Q4 Growth Organic Growth Pumps 35% 9% 4% Fluid Transfer 65% 57% -4% Q4 2016 Q4 2015 % Change % Organic Revenue $483 $356 36% flat Earnings $ 35 $ 62 -44% Margin 7.2% 17.6% NM Adj. Earnings* $ 66 $ 64 3% Adj. Margin* 13.6% 17.9% -430 bps Bookings $457 $321 42% -3% * Q4 2016 earnings adjusted for $8M in restructuring costs and $23M in voluntary product recall charges, Q4 2015 adjusted for $1M in restructuring costs

8 Refrigeration & Food Equipment  Organic revenue decline of 1% primarily driven by project timing in can-shaping equipment business  Margin performance reflects gain on disposition, partially offset by production inefficiencies at Hillphoenix and product mix  Organic bookings decline of 2% largely reflects softer standard retail refrigeration case activity  Book-to-bill at 0.89 8 $ in millions Revenue by End-Market % of Q4 Revenue Q4/Q4 Growth Organic Growth Refrigeration 78% -5% 1% Food Equipment 22% -26% -8% (a) Revenue decline of 10% reflects organic decline of 1% and a 9% impact from dispositions (b) Bookings decline of 11% reflects an organic decline of 2% and a 9% impact from dispositions Q4 2016 Q4 2015 % Change % Organic Revenue(a) $376 $419 -10% -1% Earnings $118 $ 43 176% Margin 31.4% 10.2% NM Adj. Earnings* $ 34 $ 49 -30% Adj. Margin* 9.0% 11.7% -270 bps Bookings(b) $337 $380 -11% -2% * Q4 2016 earnings adjusted for $85M gain on disposition and $1M in restructuring costs, Q4 2015 earnings adjusted for $6M in restructuring costs

9 Q4 2016 Overview 9 Q4 2016 Net Interest Expense $33 million, in-line with forecast Corporate Expense $32 million, higher than forecast, includes $3 million settlement charge Effective Tax Rate (ETR) Q4 rate was 25.4%. Excluding discrete tax items, Q4 rate was 29.0% Capex $49 million, generally in-line with forecast Share Repurchases No activity

10 FY 2017F Guidance  Corporate expense: ≈ $125 million  Net interest expense: ≈ $133 million  Full-year tax rate: ≈ 28%  Capital expenditures: ≈ 2.4% of revenue  FY free cash flow: ≈ 11% of revenue 2017F Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic rev. 13% - 16% 1% - 3% 0% - 2% 0% - 2% 3% - 5% Acquisitions - ≈ 7% ≈ 31% - ≈ 10% Dispositions - (1%) - (5%) (1%) Currency (1%) (2%) (2%) (1%) (2%) Total revenue 12% - 15% 5% - 7% 29% - 31% (6% - 4%) 10% - 12%

11 2017F EPS Guidance – Bridge  2016 EPS – Continuing Ops (GAAP): $3.25 – Less 2016 gain on dispositions(1): (0.44) – Less 2016 earnings from dispositions(2) : (0.05) – Plus 2016 charges related to expected recall: 0.09  2016E Adjusted EPS $2.85 – Net restructuring(3): 0.08 - 0.10 – Performance including restructuring benefits: 0.81 – 0.95 – Compensation & investment: (0.15 - 0.13) – Interest / Corp. / Tax rate / Shares / Other (net): (0.19 - 0.17)  2017F EPS – Continuing Ops $3.40 - $3.60 (2) Includes 2016 operating earnings from THI and Tipper Tie (3) Includes restructuring costs of approximately $0.18 in FY 2016 and $0.08 - $0.10 in FY 2017F (1) Includes $0.07 gain on the disposition of THI in Q1 2016 and $0.36 gain on disposition of Tipper Tie in Q4 2016

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14 2016 EPS – Bridge  2015 EPS – Continuing Ops (GAAP) $ 3.74 – Less 2015 tax items(1): (0.11)  2015 Adjusted EPS $ 3.63 – Net restructuring(2): 0.07 – Performance including restructuring benefits & net acquisitions (3): (0.40) – Compensation & investment: (0.05) – Interest / Corp. / Tax rate / Shares / Other (net): 0.00 – 2016 tax items(4): 0.09 – Voluntary product recall: (0.09)  2016 EPS – Continuing Ops (GAAP) $3.25 (1) Includes discrete tax benefits of $0.05 in Q3 2015 and $0.06 in Q4 2015 (2) Includes restructuring costs of $0.25 in FY 2015 and $0.18 in FY 2016 (3) Includes restructuring benefits of $0.47 and operating earnings of completed acquisitions less dispositions, as well as gains on dispositions (4) Includes discrete tax benefits of $0.05 in Q1 2016, $0.05 in Q4 2016, and a discrete tax cost of $0.01 in Q2 2016